Earnings per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Earnings Per Share

15.       Earnings per Share

All shares issued (including the restricted shares issued under the Company's Incentive Plan) are the Company's common stock and have equal rights to vote and participate in dividends upon their vesting. The calculation of basic earnings per share does not treat the non-vested shares (not considered participating securities) as outstanding until the time/service-based vesting restriction has lapsed.

For 2011, 2010 and 2009, the denominator of the diluted earnings per share calculation includes 42,574, 125,462 and 102,689 shares, being the number of incremental shares assumed issued under the treasury stock method weighted for the periods the non-vested shares were outstanding. For purposes of calculating the numerator of the 2010 diluted Earnings per Share (“EPS”), Diana Containerships's diluted Earnings/Losses per Share is multiplied by the number of shares held by the Company weighted for the period they were outstanding. The result substitutes the Company's share of the actual earnings/ losses of Diana Containerships.

	2011		2010		2009
	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS	Basic EPS	Diluted EPS

Net income attributed to Diana Shipping Inc.	$107,497	$107,497	$128,779	$128,779	$121,498	$121,498

Weighted average number of common shares outstanding	81,081,774	81,081,774	80,682,770	80,682,770	78,282,775	78,282,775
Incremental shares	-	42,574	-	125,462	-	102,689
Total shares outstanding	81,081,774	81,124,348	80,682,770	80,808,232	78,282,775	78,385,464

Earnings per share	$1.33	$1.33	$1.60	$1.59	$1.55	$1.55